EXHIBIT 99.1

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                             The Bank of New York
                            Acquisition of Pershing

                               January 8, 2003


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Cautionary Language

The forward looking statements presented today including, among other things, projections with respect to revenue and earnings and the Company's financial condition, plans and objectives are subject to risks and uncertainties that could cause actual results to differ materially from the projections. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below.

For additional detailed information, we refer you to the discussions under the heading "Forward Looking Statements" in the Company's 2001 10-K and our most recent 10-Q filed with the SEC.

The forward looking statements speak only as of January 8, 2003. We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after they were made.

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Transaction Summary

- Acquisition of Pershing unit of Credit Suisse First Boston
- Cash purchase price of $2.0 billion
  - $1.4 billion premium to book value
  - Earn-out potential of $50 million
- To be financed through public issuance of debt and common stock
- Accretive to GAAP EPS in 2004 with an IRR well in excess of cost of capital
- Expected closing 2Q of 2003

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Pershing Franchise

- Premier brand with more than 60-year history
- World's largest correspondent clearing firm
- Leading provider of financial services outsourcing solutions
- Powerful product distribution network
- Diversified revenue base
- Industry leading technology
- Respected and experienced management team


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Strategic Benefits

- Accelerates transformation of the BNY business model
  - Fee-based revenues increase to approximately 74% in '03 on a pro forma basis
- BNY becomes largest provider of agency execution and clearing services
- Broadens global product distribution network
- Significant scale benefits through cost savings and new revenue opportunities
- Enhances long-term growth rate

An exceptional fit for BNY

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Long-Term Growth Rates

- Represents substantial investment in BNY's fastest growing business segment

                                              Long-Term
          Business                           Core Growth*
          --------                           ------------
          Issuer Services                        13%
          Investor Services                      10%
          Broker-dealer Services                 13%
          Execution and Clearing                 14%
            Overall                            12.5%+

* Figures from 12/18/02 analyst presentation

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Three Pillars of the BNY Franchise

- Leading product capabilities
- Extensive global client base
- Valuable product distribution network

Pershing strengthens each of these pillars

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Pershing Offers Leading Product Capabilities

- Clearance & settlement
- Asset gathering products & services
- Custody & related services
- Product & services development/delivery
- Financing & cash management
- Order routing
- Technology services

Substantial cross-sell opportunities


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Pershing has a Large, Diversified Client Base

    % of Client Assets
    -----------------------------
    IFAs and RIAs             31%
    Full Service Firms        22%
    Banks                     15%
    Investment Companies      11%
    International              8%
    Online Discount            7%
    Institutional              6%
                             ----
    Total                    100%
                            =====

- Approximately $400 billion of client assets

Note: As of September 30, 2002

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Pershing has a Powerful Distribution Network

- Largest network of introducing brokers
  - 793 introducing brokers/RIAs in the U.S.
  - 66 introducing brokers in the U.K.
- Relationships with the largest institutional and mutual fund investment managers
  - Estimated 100,000 investment professionals
  - Over 5 million end clients
- Infrastructure for managed account asset gathering

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Pershing has the Leading U.S. Market Share

Firm                           # of Correspondents - U.S.
----                          ---------------------------
Pershing                                  793*
Fiserv/Investec                           600
U.S. Clearing                             400
Bear Stearns                              380
BNY Clearing                              285
SWS Securities                            200
Spear Leeds                               200
RBC Dain                                  175
Fidelity                                  164
Corresp. Services                         140

Source: Clearing Quarterly & Directory, December 2001 edition. Reflects companies responding to survey.

* Pershing 9/30/2002 Customer List.


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Pershing's Worldwide Resources

- United States
  - 10 locations nationwide
  - Approximately 2,700 employees
- Europe
  - Locations in London and Dublin
  - Approximately 600 employees
- India
  - Technology development center
  - Approximately 650 employees

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Solidifies BNY's Leadership Position

- BNY Securities Group becomes the market leader in agency execution and clearing services
- Agency execution services:
  - Over 3,000 institutional clients
  - Over 325 million shares executed daily
  - 29 NYSE seats
  - Largest electronic broker for global execution
  - Largest provider of commission management services
- Clearing services:
  - Over 1,200 correspondent brokerage firms
  - Servicing over 100,000 investment professionals
  - Over 500,000 trades cleared daily
- Serving clients in over 65 global markets

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Attractive Growth Prospects

- Increasing market share in U.S. and Europe
  - Continued consolidation among clearing firms
  - Focusing on self clearing firms
  - Increasing share with RIAs and institutional market
  - Expanding in Ireland & Europe
- Expanding product offerings
  - Mutual funds, annuities and insurance products
  - Fee-based brokerage accounts
  - Managed accounts
- Increasing productivity and profitability
  - Capturing incremental order flow
  - Reengineering for STP

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Transaction Terms

- Cash purchase price of $2.0 billion at closing
  - $1.4 billion premium to book value
  - Earn-out of up to $50 million tied to `03 revenue growth
- Both Boards of Directors have approved the transaction
- Requires regulatory clearance from banking, securities and anti-trust agencies
- Expected closing 2Q of 2003


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Transaction Financing

- Purchase price of $2.0 billion financed from:
  - $0.9 billion from public issuance of debt and general corporate resources
  - $1.1 billion issuance of common equity
  - Timing, amount and mix may be adjusted based on market conditions
- Model assumes issuance of 40-45 million shares

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Financial Metrics

- Adds annual revenues of approximately $875 million
- Balance sheet is expected to increase by approximately $9 billion at closing
- IRR projected to be approximately 20%

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EPS Impact

- One-time integration charge of $0.06 per share in 2003
- Projected earnings impact:
  - 2003: dilutive by approximately $0.02 - $0.03 per share excluding one-time integration costs
  - 2004:  accretive by $0.02 - $0.03 per share
- Achievement of $50 million earn-out payment will result in incremental accretion

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Synergies

- Projected aggregate pre-tax income synergies*:
  - 2003: $22 million
  - 2004: $115 million
    - Expense reductions: $85 million
    - Revenue-related: $30 million
- 2005 and beyond:  $150+ million per annum

* Assumes June 30, 2003 closing

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Capital Ratios Remain Strong

- Projected capital ratios:

                           12/31/02E      Closing      12/31/03      6/30/04
                           ---------      -------      --------      -------

Tier 1                         7.61%        6.95%         7.50%        7.75%
Total                         11.94%       11.05%        11.20%       11.75%
Tangible common equity         5.27%        4.65%         5.05%        5.25%

- Stock repurchases deferred while capital ratios return to targeted levels


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Integration Plan

- Retention of Pershing management team and technology platform will minimize any disruptions
- BNY Clearing clients will migrate onto Pershing platform
- Rationalize headcount and eliminate redundant technology spending
- Integration will be substantially complete within 12 months of closing

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Summary

- Acquiring a premier franchise
- Strategy complements BNY's global franchise and core businesses
- Minimal integration risk
- Substantially increases presence in our fastest growing business segment
- Financially attractive to both EPS and IRR
- Further enhances BNY's role as the infrastructure for the global capital markets

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                             THE BANK OF NEW YORK

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